UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: July 31, 2003

OGLEBAY NORTON COMPANY

Ohio	000-32665	34-1888342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

North Point Tower 1001 Lakeside Avenue, 15th Floor Cleveland, OH	44114-1151 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (216) 861-3300

N/A (Former name or former address, if changed since last report)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibit.

Exhibit Number	Exhibit Description

99.1	Press Release dated July 31, 2003, reporting the Company’s results as of and for the three- and six-month periods ending June 30, 2003.

Item 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

•	On July 31, 2003, the Company released its results as of and for the three- and six-month periods ending June 30, 2003. A copy of the press release announcing the results is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLEBAY NORTON COMPANY

By:	/S/ JULIE A. BOLAND

Julie A. Boland Vice President and Chief Financial Officer

Date: August 5, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated July 31, 2003, reporting the Company’s results as of and for the three- and six-month periods ending June 30, 2003.

5